Exhibit 99.4

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V69045-S12593 1. To adopt the Merger Agreement, which is further described in the section titled "The Merger Agreement" of the joint proxy statement/prospectus accompanying the Notice of Special Meeting of Stockholders and a copy of which merger agreement is attached as Annex A thereto (the "Akoya Merger Proposal"). 2. To approve adjournments of the Akoya Special Meeting from time to time, if necessary or appropriate, including to solicit additional proxies in favor of the Akoya Merger Proposal if there are insufficient votes at the time of such adjournment to approve such proposal. NOTE: Such other business as may properly be brought before the Special Meeting or any adjournment or postponement thereof will be voted on by the proxy holders in their discretion. For Against Abstain ! ! ! AKOYA BIOSCIENCES, INC. The Board of Directors recommends you vote FOR the following proposals: AKOYA BIOSCIENCES, INC. 100 CAMPUS DRIVE, 6TH FLOOR MARLBOROUGH, MA 01752 ATTN: CORPORATE SECRETARY Authorized Signatures - This section must be completed for your instructions to be executed Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! ! ! VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 5, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 5, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. IN PERSON You may vote your shares in person by attending the Special Meeting. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. V69046-S12593 AKOYA BIOSCIENCES, INC. SPECIAL MEETING OF STOCKHOLDERS TUESDAY, MAY 6, 2025, 9:00 A.M. PACIFIC TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) signing on the reverse side (the "undersigned") hereby appoint(s) Brian McKelligon and Jennifer Kamocsay, and each of them, as proxies of the undersigned, each with full power of substitution and power to act alone, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of AKOYA BIOSCIENCES, INC. that the undersigned is/are entitled to vote at the Special Meeting of Stockholders to be held at 9:00 A.M. Pacific Time, on Tuesday, May 6, 2025, at the offices of DLA Piper LLP (US), 4365 Executive Dr, Suite 1100, San Diego, CA 92121, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on the reverse side.